UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2009
SOLUTIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-13255	43-1781797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760
(Address of principal executive offices)	(Zip Code)
(314) 674-1000
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On June 18, 2009, Solutia Inc. (the “Company”) and the Selling Stockholders (as defined below) entered into an equity underwriting agreement (the “Agreement”) with Jefferies & Company, Inc. (the “Representative”) and BB&T Capital Markets, a division of Scott & Stringfellow, LLC (collectively, the “Underwriters”) with respect to the offering (the “Offering”) of (i) 20,564,891 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) by the Company, and (ii) 7,260,109 shares of Common Stock by the Selling Stockholders, at a price per share to the public of $5.00. The shares were offered pursuant to a prospectus supplement and accompanying prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended, in connection with the Company’s registration statement on Form S-3, as amended (Registration Statement No. 333-151980) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on July 25, 2008. The closing of the Offering is expected to occur on June 24, 2009. The Company is using the net proceeds to fully repay its $74 million German term loan and for general corporate purposes. The Underwriters have the option to purchase up to an additional 4,173,750 shares of Common Stock from the Company to cover over-allotments, if any, within 30 days.
     Pursuant to the Agreement, the Company, among other things, agreed not to, directly or indirectly, offer, sell, short sell or otherwise dispose of any shares of its common stock or other securities convertible into or exchangeable or exercisable for shares of its common stock or derivative of its common stock (or agreement for such) for a period of 75 days after June 18, 2009, other than as provided under the Agreement or with the prior written consent of the Representative. The restriction does not apply to (i) the sale of shares of Common Stock sold pursuant to the Agreement, (ii) issuances by the Company of shares of Common Stock upon the exercise of an option, warrant or a similar security or the conversion of a security outstanding on the date hereof and reflected in the prospectus, (iii) the grants by the Company of options or Common Stock, or the issuance by the Company of shares of Common Stock under its benefits plans described in the prospectus, (iv) the issuance by the Company of up to 5,000,000 shares of Common Stock in connection with the acquisition of, a joint venture with or a merger with, another company, (v) issuances of shares of Common Stock to satisfy pension obligations, and (vi) the filing of a registration statement.
     In addition, certain of the Company’s executive officers and directors have entered into lock-up agreements that are substantially similar to the lock-up agreement between the Company and the Underwriters. The Agreement also contains standard indemnification rights and obligations of the Company and the Underwriters. One or more of the Underwriters or their affiliates have either provided investment banking services to the Company in the past or may do so in the future. The Underwriters receive customary fees and commissions for these services.
Lock-Up Agreement
     In connection with the Offering, Harbinger Capital Partners Special Situations Fund, L.P. and Harbinger Capital Partners Master Fund I, Ltd. (collectively, the “Selling Stockholders”) entered into a Lock-Up Agreement, dated as of June 18, 2009, that provides that, without the prior written consent of the Company, the Selling Stockholders may not sell any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock for a period of 75 days after June 18, 2009. The restrictions contained in the preceding sentence do not apply to (i) the shares of Common Stock to be sold in the Offering, (ii) any bona-fide gift of the Common Stock by the Selling Stockholders, (iii) pledges by the Selling Stockholders of shares of Common Stock in favor of a lender or other similar financing source, (iv) distributions by the Selling Stockholders of the shares of Common Stock, options or warrants to acquire shares of Common Stock, or any security exchangeable or exercisable for or convertible into shares of Common Stock to the limited partners, members or stockholders of the Selling Stockholders and (v) any transfer to an affiliate of the Selling Stockholders; provided, that in the case of any such transfer or distribution, each donee, distributee or transferee must enter into a written agreement accepting the restrictions set forth in this paragraph as if it were a Selling Stockholder. After giving effect to the Offering, the Selling Stockholders have represented that they will own approximately 14.6%, or 16.8 million, of the outstanding shares of Common Stock.

Registration Rights Agreement
     The Company also entered into a registration rights agreement, dated as of June 18, 2009, with the Selling Stockholders whereby the Company agreed to register for resale that portion of the Selling Stockholders’ remaining holdings that would reduce their collective ownership to ten percent or less of the issued and outstanding shares of Common Stock, which number is approximately 5.3 million shares of Common Stock on the date hereof. After giving effect to the Offering, the Selling Stockholders have represented that they will collectively hold approximately 14.6%, or 16.8 million, of the outstanding shares of Common Stock. The registration rights agreement requires the Company to file a registration statement within 30 days of the date of the registration rights agreement and to use its reasonable best efforts to cause the registration statement to be declared effective within 75 days of the date of the registration rights agreement.
     The foregoing summaries does not purport to be complete and are qualified in their entirety by reference to the exhibits to this Form 8-K.
ITEM 8.01 OTHER EVENTS.
Item 14 of Registration Statement
     This Current Report on Form 8-K is also being filed for the purpose updating Item 14 of the Registration Statement. Information relating to Item 14 — “Other expenses of issuance and distribution relating to the Registration Statement” with respect to the Offering is as follows:

Securities and Exchange Commission Registration Fee	$23,580	(1)
Legal Fees and Expenses	150,000
Accounting Fees and Expenses	20,000
Printing and Delivery Expenses	20,000
Transfer Agent	3,500
Rating Agency Fees and Expenses	N/A
Trustee’s Fees and Expenses (including Counsel’s Fees)	N/A
Miscellaneous Expenses	N/A

Total(2)	$193,500	(2)

(1)	Previously disclosed.

(2)	The total does not include the previously paid registration fee.
All amounts, other than the registration fee, are estimates.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 18, 2009, by and among Solutia Inc., the Selling Stockholders and the Underwriters.
99.1	Lock-up Agreement of the Selling Stockholders, dated as of June 18, 2009.
99.2	Registration Rights Agreement, dated as of June 18, 2009, between the Company and the Selling Stockholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DATE: June 22, 2009

SOLUTIA INC.
By:	/s/ Paul J. Berra, III
	Name:	Paul J. Berra, III
	Title:	Senior Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated as of June 18, 2009, by and among Solutia Inc., the Selling Stockholders and the Underwriters.
99.1	Lock-up Agreement of the Selling Stockholders, dated as of June 18, 2009.
99.2	Registration Rights Agreement, dated as of June 18, 2009, between the Company and the Selling Stockholders.